UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

December 10, 2008

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama			35203
(Address of principal executive offices)			(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 10, 2008, the Board of Directors of Energen Corporation elected Russell E. Lynch, Jr. as Vice President and Controller of Energen Corporation effective January 1, 2009. Mr. Lynch, 35, has served in the financial accounting and treasury areas since joining Energen in 2001. He has held his current position, Director of Financial Accounting for Energen Corporation, since 2007.

In addition, the Board of Directors of Alabama Gas Corporation elected William D. Marshall as Vice President and Controller of Alabama Gas Corporation effective January 1, 2009. Mr. Marshall, 45, joined Energen in 1988 and held the position of Director of Tax for Energen from 1996 to 2006. He has held his current position, Director of Finance for Alabama Gas Corporation, since 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

December 12, 2008	By	/s/ J. David Woodruff
J. David Woodruff General Counsel and Secretary of Energen and all Subsidiaries; Vice President Corporate Development